      As filed with the Securities and Exchange Commission on June 4, 2001
                                                      Registration No. 333-47156
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                          ____________________________

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                          ____________________________

                             KEYNOTE SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                                          94-3226488
(State or Other Jurisdiction of                           (I.R.S. Employer
 Incorporation or Organization)                          Identification No.)

                          ____________________________

                             Keynote Systems, Inc.
                               2855 Campus Drive
                          San Mateo, California 94403
                                 (650) 522-1000
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                          ____________________________

                                  John Flavio
                            Chief Financial Officer
                             Keynote Systems, Inc.
                               2855 Campus Drive
                          San Mateo, California 94403
                                 (650) 522-1000
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent For Service)
                          ____________________________

                                   Copies to:
                            Jeffrey R. Vetter, Esq.
                          Cynthia E. Garabedian, Esq.
                               Fenwick & West LLP
                              Two Palo Alto Square
                          Palo Alto, California 94306
                                 (650) 494-0600
                          ____________________________

================================================================================

                               EXPLANATORY NOTE:
                      REMOVAL OF SHARES FROM REGISTRATION

     The offering contemplated by this Registration Statement on Form S-3 (the "Registration Statement") has terminated. Pursuant to the undertakings contained in Item 17 of the Registration Statement, the Registrant is removing from registration, by means of a post-effective amendment to the Registration Statement, any securities registered under the Registration Statement which remained unsold at the termination of the offering.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this post-effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, State of California, on this 4th day of June, 2001.

                                    KEYNOTE SYSTEMS, INC.

                                  By: /s/ John Flavio
                                      ------------------------------------------
                                      John Flavio
                                      Vice President of Finance, Chief Financial
                                      Officer and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                       Title                         Date
               ---------                                       -----                         ----
Principal Executive Officer:

                   *                           Chairman of the Board,                    June 4, 2001
------------------------------------------     Chief Executive Officer and Director
               Umang Gupta

Principal Financial and Accounting Officer:

               /s/  John Flavio                Vice President of Finance,                June 4, 2001
------------------------------------------     Chief Financial Officer and Secretary
               John Flavio

Other Directors:

                   *                           Director                                  June 4, 2001
------------------------------------------
               David Cowan

                   *                           Director                                  June 4, 2001
------------------------------------------
               Mark Leslie


------------------------------------------     Director
             Stratton Sclavos


------------------------------------------     Director
              Leo Hindery, Jr.

  * By:    /s/ John Flavio                     Attorney-in-fact
       -----------------------------------
               John Flavio